Supplement Dated May 29, 2026

To The Prospectus Dated April 27, 2026

JNL® Series Trust

Please note that the changes below may impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective immediately.

Effective April 15, 2026, for the JNL/MFS Equity Income Fund, please delete all references to and information for Jim Fallon.

Effective April 27, 2026, for the JNL/T. Rowe Price Mid-Cap Growth Fund, please delete all references to and information for Ashley R. Woodruff, CFA and Donald J. Easley, CFA.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/BlackRock Global Allocation Fund, after the last paragraph please add the following:

Jackson National Asset Management, LLC (“JNAM”) manages one private investment held by the Fund. As of the date of this prospectus, it is contemplated that the duration of JNAM’s involvement in managing the private investment will be for however long it takes the Fund to sell it.

In the section, “Additional Information About Each Fund,” under “Principal Investment Strategies,” for the JNL/BlackRock Global Allocation Fund, after the last paragraph please add the following:

Jackson National Asset Management, LLC (“JNAM”) manages one private investment held by the Fund. As of the date of this prospectus, it is contemplated that the duration of JNAM’s involvement in managing the private investment will be for however long it takes the Fund to sell it.

This Supplement is dated May 29, 2026.

Supplement Dated May 29, 2026

To The Statement of Additional Information

Dated April 27, 2026

JNL® Series Trust

Please note that the changes below may impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective immediately.

Effective May 30, 2026, please delete all references to and information for Andrew Tedeschi.

Effective April 15, 2026, for the JNL/MFS Equity Income Fund, please delete all references to and information for Jim Fallon.

Effective May 30, 2026, on page 139, in the section, “Trustees and Officers of the Trust,” please delete the table row for Garett J. Childs in the entirety and replace with the following:

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Garett J. Childs (46) 1 Corporate Way Lansing, MI 48951	Vice President (2/2019 to present) Treasurer & Chief Financial Officer (5/2026 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President of JNAM (8/2025 to present); Chief Financial Officer of JNAM (8/2021 to present); Manager, Board of Managers of Jackson National Life Distributors LLC (8/2025 to present); Vice President, Finance and Risk of JNAM (2/2019 to 8/2025); Controller of JNAM (11/2007 to 8/2021); Vice President of other investment companies advised by JNAM (11/2023 to present, 6/2023 to present, and 2/2019 to present)

On pages 337-338, in the section, “Purchases, Redemptions and Pricing of Shares,” please delete the fifth paragraph in the entirety and replace with the following:

The NAV per share of each Fund is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Equity securities are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security on the valuation date, the security may be valued at the most recent sale or quoted bid price prior to close. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. The Adviser typically uses independent pricing services to value debt securities. Term loans are generally valued at the composite bid prices provided by approved pricing services. Private Investment Funds ("Private Funds") are generally valued using the latest NAV reported by the third-party fund manager or General Partner ("GP") as a practical expedient to estimate the fair value of such interests. The NAV and other information provided by a GP is reviewed for reasonableness based on knowledge of current market conditions and the individual characteristics of each Private Fund. If market information indicates that the NAV is not as of the measurement date, not calculated in a manner consistent with FASB ASC Topic 946 (“Topic 946”), or otherwise not reflective of the current value, best efforts shall be used to adjust the relevant Private Fund’s NAV in a manner consistent with the measurement principals of Topic 946, which could include adjusting the Private Fund’s NAV based on a proxy or investment model which is correlated to the underlying investment return. Private debt is generally fair valued according to procedures approved by the Board, which take into account factors such as yield; credit quality; interest rates; coupon rate; maturity; type of issue; and call features, among others. Futures contracts traded on an exchange are generally valued at the exchange’s settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the primary exchange. Exchange-traded options are valued by approved pricing sources at the last traded price prior to the close of business on the local exchange. In the event that current day trades are unavailable, or the trade price falls outside of the current day bid ask spread, exchange traded options are valued at the current day’s mid-price. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE, unless an unexpected disruption on the NYSE and the Funds valuation policies require the Adviser to determine the “fair value” of the contracts. Pricing services utilized to value debt instruments may use various pricing techniques which take into account appropriate factors such as: trading characteristics; broker quotes; credit ratings; call features; yield; credit quality; coupon rate; maturity; type of issue and other relevant data. To the extent circumstances prevent the use of the primary calculation methodology previously described, the Adviser may use alternative methods to calculate the NAV.

This Supplement is dated May 29, 2026.